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                                                                    Exhibit 10.5

                                                                      ETAK, INC.
                                                         THE DIGITAL MAP COMPANY









                                 VALUE ADDED RESELLER
                                  LICENSE AGREEMENT


                                    TELETRAC, INC.


                               AGREEMENT NO. VAR-96-023



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                                      Etak, Inc.
                            Value Added Reseller Agreement


                                  TABLE OF CONTENTS

    ARTICLE 1:     PARTIES, BACKGROUND AND DEFINITIONS......................  1

         1.1  Parties to Agreement..........................................  1
         1.2  Background....................................................  1
         1.3  Definitions...................................................  1
         1.4  Escrow Agreement..............................................  2

    ARTICLE 2:          APPOINTMENT OF TELETRAC AND GRANT OF LICENSE........  2

         2.1  Appointment...................................................  2
         2.2  Grant of Development License..................................  2
         2.3  Grant of Right to Sublicense..................................  2
         2.4  Sublicenses...................................................  3
         2.5  Authorized Usage..............................................  3
         2.6  Unauthorized Usage............................................  3
         2.7  Ownership.....................................................  3
         2.8  Authorized Type of Hardware and Environment...................  3
         2.9  Object Code and Data Only.....................................  4
         2.10 Copyrights....................................................  4
         2.11 Duplication of Products.......................................  4
         2.12 Source Code...................................................  5

    ARTICLE 3:          ORDERS AND PAYMENT TERMS............................  7

         3.1  License Fees, Royalties.......................................  7
         3.2  Shipment of Licensed Products.................................  7
         3.3  Order Procedure...............................................  7
         3.4  Shipment Terms................................................  7
         3.5  Payment Terms.................................................  7

    ARTICLE 4:          PROTECTION OF ETAK'S INTELLECTUAL PROPERTY..........  8

         4.1  Confidentiality of the Licensed Products......................  8
         4.2  Assistance....................................................  8

    ARTICLE 5:          DEMONSTRATION PRODUCTS..............................  8

         5.1  Demonstrations................................................  9
         5.2  Demonstration and Other No-Charge Copies......................  9

    ARTICLE 6:          WARRANTIES, UPDATES AND DISCLAIMER THEREOF..........  9

         6.1  Limited Warranty By Etak......................................  9
         6.2  Teletrac Express Warranty..................................... 10


                                         (i)
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                                      Etak, Inc.
                            Value Added Reseller Agreement

    ARTICLE 7:     INDEMNIFICATION.......................................... 10

         7.1  Indemnification by Etak....................................... 10
         7.2  Indemnification by Teletrac................................... 11

    ARTICLE 8:     LIMITATION ON ETAK LIABILITY............................. 12

    ARTICLE 9:     RECORDS, REPORTS AND AUDITS.............................. 13

         9.1  Required Records.............................................. 13
         9.2  Audit......................................................... 13

    ARTICLE 10:    TERM AND RENEWAL......................................... 13

    ARTICLE 11:    TERMINATION, EFFECTS THEREOF AND REMEDIES................ 13

         11.1  Termination Events........................................... 13
         11.2  Survival..................................................... 14
         11.3  Return of Information........................................ 14

    ARTICLE 12:    GENERAL PROVISIONS....................................... 14

         12.1  Final Agreement; Status of Former Agreements................. 14
         12.2  Governing Law; Jurisdiction.................................. 14
         12.3  Product Changes.............................................. 15
         12.4  Arbitration.................................................. 15
         12.5  Notices...................................................... 15
         12.6  Severability................................................. 15
         12.7  No Waiver.................................................... 15
         12.8  Attorney Fees................................................ 16
         12.9  Assignment................................................... 16
         12.10 Force Majeure................................................ 16
         12.11 Compliance with Laws......................................... 17
         12.12 Government Rights............................................ 17
         12.13 No Joint Relationship........................................ 17




                                         (ii)
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                                      Etak, Inc.
                            Value Added Reseller Agreement

LIST OF EXHIBITS

Exhibit A-1:  Licensed Product and Services

Exhibit A-2:  Derivative Product, Schedule of Fees, and Royalties

Exhibit B:    Etak End User License Agreement

Exhibit C:    Computer Configurations on Which Teletrac May Use the Products

Exhibit D:    Preferred Escrow Agreement

Exhibit E:    Source Code Addendum






                                        (iii)
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                                      Etak, Inc.
                            Value Added Reseller Agreement

                               AGREEMENT NO. VAR-96-023

ARTICLE 1:    PARTIES, BACKGROUND AND DEFINITIONS

    1.1 PARTIES TO AGREEMENT. This Etak, Inc. Value Added Reseller Agreement (the "Agreement") is entered into by and between Etak, Inc., a California corporation ("Etak") and Teletrac, Inc., a Delaware corporation ("Teletrac"), and is effective as of the date countersigned by Etak below.

    1.2  BACKGROUND.  Etak               set forth on Exhibit A-1 as it
develops and distributes digital         may be amended.
geographic data, geographic
access software, navigation                       (b)  "Products" means
products, and related materials.         Licensed Products and Derivative
VAR wishes to obtain a                   Products.
non-exclusive, object code only
license to combine certain of                     (c)  "Teletrac Products"
Etak's products with VAR's own           means all software, data,
products to create a derivative          documentation and related
product which will be sublicensed        materials that: (i) are or were
by VAR to End Users.                     created by Teletrac or by a party
                                         other than Teletrac and licensed
         Etak and Teletrac enter         or purchased by Teletrac, and
into this Agreement for the              (ii) in either case the party
purpose of superseding and               creating them did so without
replacing all former Agreements          infringing on any of Etak's
and Amendments with this                 intellectual property rights
Agreement, including the Escrow          arising from contract or law.
Agreement Subscription Letter
dated January 14, 1992.                           (d)  "Derivative
                                         Products" means all works
    1.3  DEFINITIONS.  In this           acquired by or created by or for
Agreement, the following are             Teletrac which are based upon or
defined terms:                           incorporate all or part of one or
                                         more Licensed Products, such as a
         (a)  "Licensed Products"        revision, modification,
means all software ("Software"),         translation, abridgment,
data ("Data"), documentation and         condensation, expansion,
related materials as listed on           collection, compilation or any
Exhibit A-1 hereto, as amended           other form in which such Licensed
from time to time by the mutual          Products may be recast,
consent of the parties.  Teletrac        transformed or adapted.
shall not be entitled to receive,
Etak shall not be obligated to
deliver, and Teletrac shall
refuse delivery of, any items
other than those expressly


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                                      Etak, Inc.
                            Value Added Reseller Agreement


         (e)  "End User" means         that those employees and
any third party who is granted         contractors before obtaining the
the right to use any of the            Products have executed
Products or receives information       confidentiality, non-disclosure
as a result of the use of the          and proprietary rights agreements
Products.                              consistent with the provisions of
                                       this Agreement, and provided
    1.4  ESCROW AGREEMENT.             further that those contractors
Concurrently herewith, Etak shall      are not competitors of Etak.
deliver a Preferred Escrow             Teletrac shall not be liable in
Agreement in the form attached         money damages to Etak for
hereto as Exhibit D to be              disclosing Licensed Products to a
executed by Teletrac and returned      contractor who is a competitor of
to Etak for further processing,        Etak, provided that Teletrac
prior to its effectiveness.            obtains a representation and
Teletrac shall pay all fees            warranty from each contractor
associated with this escrow            signing a contract with Teletrac
account.                               after the date of this Agreement
                                       stating that the contractor is
ARTICLE 2:    APPOINTMENT OF           not a competitor of Etak;
              TELETRAC AND GRANT       nevertheless, Etak shall be
              OF LICENSE               entitled to injunctive relief
                                       against Teletrac and such
    2.1  APPOINTMENT.  Etak            competitor.  Upon request Etak
hereby appoints Teletrac, on a         will advise Teletrac whether a
non-exclusive basis, and Teletrac      particular company is considered
accepts such appointment as an         a competitor of Etak.
authorized Etak Value Added
Reseller.                                  2.3  GRANT OF RIGHT TO
                                       SUBLICENSE.  Etak hereby grants
    2.2  GRANT OF DEVELOPMENT          to Teletrac the non-exclusive,
LICENSE.  Etak hereby grants to        non-transferable right to
Teletrac a non-exclusive,              sublicense the Products to End
nontransferable, license to use        Users. Etak also grants to
each Licensed Product for the          Teletrac the right to duplicate
limited purpose of in-house            Products for distribution to End
development by Teletrac                Users, provided that (i) Teletrac
(including through the use of          has paid to Etak all fees and
outside contractors, provided          royalties due in accordance with
that said outside contractors          Exhibit A; and (ii) Teletrac
have executed a nondisclosure and      complies with all provisions of
confidentiality agreement in           this Agreement.  In marketing
accordance with section 4.1            Products to End Users, Teletrac
hereof), of Derivative Products.       shall have the right to use third
Teletrac may create and use a          parties to procure End Users, but
maximum of **** copies for             in all
in-house development by Teletrac.
 "In-house development" means use
as necessary within the scope of
this Agreement by employees and
contractors with a need to know
to enable Teletrac's authorized
uses, provided


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                                      Etak, Inc.
                            Value Added Reseller Agreement


cases Teletrac itself must                2.6  UNAUTHORIZED USAGE.
directly sublicense the Products      Teletrac shall not use the
to End Users; provided, however,      Products to provide a service or
that Teletrac shall have the          for any other use involving the
right to distribute the Products      processing of data of other
through authorized resellers,         persons or entities, except that
distributors and agents of            Teletrac is permitted to use the
Teletrac provided that all such       Products to communicate the
resellers, distributors and           location of the Teletrac
agents enter into sublicense and      transceiver or Teletrac icons to
distribution agreements with          the End User, the End User's
Teletrac on terms reviewed and        designee, a Teletrac subscriber,
approved by Etak, including           a Reseller, or a recipient of a
without limitation provisions         television news broadcast.  The
protecting Etak's intellectual        "Teletrac transceiver" means
property rights in accordance         Teletrac radiolocation software
with this Agreement.                  employing the **** through ****
                                      mHz frequency range only in the
    2.4  SUBLICENSES.  Teletrac       United States and the Teletrac
and/or its authorized resellers,      network.  "Teletrac icons" means
distributors and agent shall          points of interest selected by
deliver the Products to the End       Teletrac or the End User.
User in shrinkwrapped form with a     Teletrac shall not use the
shrinkwrap end user license which     Products for any purpose except
conforms in all material respects     as expressly authorized by this
to the Teletrac end user license      Article 2.  Teletrac shall not
agreement attached hereto as          provide any Product(s) to any End
Exhibit B, or Teletrac may use an     User, or any portion thereof,
agreement executed by the End         except by tangible media.  Except
User which agreement contains         as specifically authorized in
substantially the same terms and      this Article 2, Teletrac shall
conditions as Exhibit B; for          not use the Products for any
either agreement, adjustments may     other purpose.
be made as appropriate to reflect
various applications by the End           2.7  OWNERSHIP.  This
Users as such applications are        Agreement does not constitute a
permitted under this Agreement.       transfer of any title or interest
                                      in the Licensed Products, and
    2.5  AUTHORIZED USAGE.            Etak reserves all rights in the
Teletrac is authorized to use the     Licensed Products not expressly
Products to communicate the           granted to Teletrac by this
location of the Teletrac              Agreement.  Any portion of the
transceiver or Teletrac icons, as     Licensed Products that is
defined in Section 2.6, to End        modified or merged into another
Users via telephone lines,            computer program by Teletrac,
including the BBS server or
password-enabled internet access,
or  other wire or wireless means.



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                                      Etak, Inc.
                            Value Added Reseller Agreement


or is combined with other             shall bear the same trademarks,
programs or data to form              logos, copyright notices and
Derivative Products, shall            proprietary legends as the
continue to be subject to the         Licensed Product which Teletrac
provisions of this Agreement, and     received from Etak, and Teletrac
Etak retains ownership of all         shall not remove such notice or
such Licensed Products and all        alter or augment it (except for
such portions.  However, Teletrac     adding Teletrac's own copyright
shall be owner of any item which      notice for Teletrac Products
Teletrac demonstrates to be a         delivered therewith).
Teletrac Product.                     Specifically, Teletrac shall
                                      conspicuously display Etak's
    2.8  AUTHORIZED TYPE OF           copyright/restricted rights
HARDWARE AND ENVIRONMENT.             notice and logo on the display
Teletrac may use or sublicense        screen, in the code, in the
the Products on any type of           manuals, and on the storage
hardware or environment, but          medium for each Product, in
Etak's limited warranty for the       accordance with reasonable
Products shall apply only to the      written instructions from Etak.
type of hardware and environment
set forth in Exhibit C.                   2.11 DUPLICATION OF PRODUCTS.
                                       Teletrac shall not duplicate,
    2.9  OBJECT CODE AND DATA         manufacture, copy or reproduce
ONLY.  This license from Etak is      any Products, or any portion
for object code and data only.        thereof, except as necessary for
Except as expressly permitted         (i) internal use as expressly
herein, or in the source code         permitted in this Article 2; (ii)
escrow agreement attached hereto      distribution to its End Users as
as Exhibit E, Teletrac shall not      part of a Derivative Product or
obtain access to or any use of        in connection with the licensing
Etak source code, and Etak does       of a Teletrac Product; (iii)
not grant (except to the extent       back-up and archival purposes;
expressly set forth in section        and (iv) one copy for each
2.12 of this Agreement) any           Teletrac salesperson of the
rights whatsoever in Etak's           database(s) included within that
source code.  Teletrac shall not      salesperson's assigned territory.
derive or attempt to derive the       Under no circumstances shall
source code or structure of all       Teletrac grant permission to any
or any portion of the Licensed        third parties to duplicate,
Products by reverse engineering,      manufacture, copy or reproduce
disassembly, decompilation or any     any Products, or any portion
other means.                          thereof, and Teletrac's
                                      agreements with third parties
    2.10 COPYRIGHTS.  The             shall expressly prohibit such
Licensed Products are copyrighted     dupli-
by Etak, and unauthorized copying
of the Licensed Products, or any
portion thereof, is expressly
prohibited.  Teletrac shall
ensure that each copy of a
Product and any portion thereof



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                                      Etak, Inc.
                            Value Added Reseller Agreement


cation, manufacture, copying and         od.  Notwithstanding the
reproduction.  However, Teletrac         foregoing, Etak shall have no
shall be authorized to contract a        obligation whatsoever to make any
third party vendor for volume            corrections or changes to the
duplication purposes only,               Source Code.  Further, any
provided that vendor is                  support services regarding Source
contractually under a                    Code requested by Teletrac and
confidential/nondisclosure               which Etak in its discretion
provision and shall be prohibited        agrees to provide shall be paid
from using the Licensed                  for at Etak's then standard
Product(s) or Product(s) for any         hourly engineering rates
other purpose.  For purposes of          (presently $**** per hour).
this Section 2.11, loading the
Product on a single central                  (c)  Teletrac may also use
processing unit for permitted,           the Source Code to create an
licensed use by an authorized End        executable object code
User shall not constitute                compilation under the operating
"duplication."                           system(s) as defined on
                                         Attachment A of Exhibit E, or
    2.12  SOURCE CODE.  Etak has         under any other operating system
provided to Teletrac a copy of           Teletrac shall adopt in the
the source code for MapAccess            future and that Etak approves in
libraries (the "Source Code") as         writing.  That object code
listed on Exhibit A-l.  Except           compilation shall be subject to
under the conditions expressly           all terms and conditions
set forth in Exhibit E, Etak             applicable to Source Code under
shall not be obligated to                this Agreement.  Etak shall have
deliver, and Teletrac shall not          no obligation whatsoever, under
be entitled to receive source            any circumstances, to assist
code for any other Licensed              Teletrac in this compilation, and
Products.  The Source Code has           Etak makes no warranty or
been provided to Teletrac on the         representation that such
following terms and conditions:          compilation can be accomplished
                                         at all or with any degree of
    (a)  ADDITIONAL RESTRICTIONS         success.  However, if Etak in its
FOR SOURCE CODE.  The Source Code        discretion chooses to provide
shall be subject to all terms and        support services to Teletrac
conditions applicable to Licensed        regarding the QNX project, or any
Products in this Agreement, and          future project, Teletrac shall
shall also be subject to the             pay for such services at Etak's
following additional restrictions:       then standard hourly engineering
                                         rates (presently $**** per hour).
    (b)  Teletrac may use the
Source Code for the purpose of               (d)  Except as expressly
analysis. Teletrac may request           permitted in this section 2.12
Etak to make corrections or
changes to the Source Code at
Etak's then standard hourly
engineering rates (presently
$**** per hour) within a mutually
agreeable and reasonable time
peri-


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                                      Etak, Inc.
                            Value Added Reseller Agreement


and except under the conditions          most confidential and sensitive
expressly set forth in Exhibit E,        data, and shall indemnify and
Teletrac shall make no use of the        hold harmless Etak from any
Source Code.  Teletrac                   failure to do so.
specifically is prohibited from
creating any derivative products             (h)  Teletrac agrees that
of or from the Source Code, or           only Teletrac's employees and
from modifying, altering or              contractors having a need to know
correcting the Source Code,              shall have access to any Source
except as necessary pursuant to          Code in any form, and Teletrac
this section 2.12 and except             agrees that it will implement
under the conditions expressly           appropriate action by
set forth in Exhibit E.                  instruction, agreement or
                                         otherwise with its employees and
    (e)  Only one copy of Source         contractors permitted access to
Code may be in use, and that copy        Source Code to satisfy its
shall be stored on a single CPU.         obligations and restrictions
One additional copy of Source            under this Agreement with respect
Code may be kept for archival            to use, copying, modification,
purposes.  Except as expressly           nondisclosure, protection and
permitted above in this section          security of Source Code.
2.12 (and except under the
conditions expressly set forth in            (i)  Teletrac agrees that
Exhibit E), Source Code shall not        money damages are inadequate to
be copied, in whole or in part on        protect Etak's rights under this
any medium.                              section 2.12 and that Etak shall
                                         be entitled to specific
    (f)  Etak's copyright/               performance to protect its rights
proprietary notice shall be              under this section 2.12, in
prominently included on the              addition to any other remedies to
original and any and all copies          which it may be entitled.
of the Source Code, and on the
medium on which Source Code is               (j)  SOURCE CODE IS PROVIDED
stored.                                  "AS IS."  ETAK MAKES NO EXPRESS
                                         OR IMPLIED WARRANTY OF ANY KIND
    (g)  Teletrac acknowledges           WITH REGARD TO THE SOURCE CODE,
that Source Code is the                  INCLUDING WITHOUT LIMITATION, THE
unpublished work of Etak and             IMPLIED WARRANTIES OF
contains valuable trade secrets.         MERCHANTABILITY AND FITNESS FOR A
Teletrac shall not publish or            PARTICULAR PURPOSE.  ETAK MAKES
permit others to publish Source          NO REPRESENTATION OR WARRANTY
Code.  Teletrac shall not                THAT TELETRAC CAN SUCCESSFULLY
disclose Source Code to any              USE SOURCE CODE. NO WARRANTY,
persons except as expressly              INSTALLATION, TRAINING OR SIMILAR
authorized by this Agreement.
Teletrac shall take all
commercially reasonable steps to
ensure that the confidentiality
of the Source Code shall not be
compromised, at least consistent
with the precautions taken for
Teletrac's own


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                                      Etak, Inc.
                            Value Added Reseller Agreement


SERVICES WILL BE PROVIDED BY ETAK      accordance with the Schedule of
FOR SOURCE CODE, ANY EXECUTABLE        Fees set forth in Exhibit A-2.
OBJECT CODE, OR ANY APPLICATION
PROGRAM OR FILE AFFECTED BY THE            3.2  SHIPMENT OF LICENSED
SOURCE CODE.                           PRODUCTS.  Etak or Etak's
                                       designee shall ship to Teletrac
    (k)  TELETRAC ACKNOWLEDGES         any Licensed Products ordered by
THAT MODIFICATIONS TO SOURCE           Teletrac under this Agreement
CODE, OR USE OF ANY DERIVATIVE         within a commercially reasonable
PRODUCT COULD ADVERSELY AFFECT         time after receipt of Teletrac's
THE PERFORMANCE OF THE UNALTERED       order therefor.
PORTION OF THE SOFTWARE, AND/OR
UNALTERABLY AND IRRETRIEVABLY              3.3  ORDER PROCEDURE.  All
CORRUPT TELETRAC'S DATA.               orders by Teletrac shall be
TELETRAC ASSUMES ALL SUCH RISK         controlled by the terms and
AND HEREBY RELEASES ETAK FROM ANY      conditions of this Agreement.
OBLIGATION OR LIABILITY ARISING        Any proposed variation from or
THEREFROM.  ETAK SHALL IN ITS          addition to these terms and
DISCRETION MAKE THE FINAL              conditions appearing on any
DETERMINATION AS TO THE CAUSE OF       purchase order, invoice or other
SUCH DATA CORRUPTION OR ADVERSE        document submitted by Teletrac or
SOFTWARE PERFORMANCE.                  Etak shall be null and void,
                                       unless specifically accepted in a
    (l)  Teletrac agrees to            writing signed by an authorized
indemnify and hold Etak harmless       officer of Etak. Purchase orders
against any and all loss or            are not valid until accepted in
damage in any way arising out of       writing by Etak.  Shipments will
or in connection with Source Code      be scheduled by Etak only upon
furnished hereunder.                   receipt of a duly executed
                                       purchase order from Teletrac and
    (m)  Except under the              upon acceptance of the purchase
conditions expressly set forth in      order by Etak.
Exhibit E, upon termination or
expiration of this Agreement for           3.4  SHIPMENT TERMS.  All
any reason whatsoever, Teletrac        Licensed Products licensed under
shall immediately return to Etak       this Agreement shall be shipped
the original and all copies of         F.O.B, Teletrac's destination
the Source Code, and any               location, from a facility of
derivatives thereof, and shall         Etak.  Etak is responsible for
certify to Etak in writing that        all shipping, insurance and
it has done so and that it shall       related charges, and all risk of
make no further use of such            damage or loss to the Licensed
materials.                             Products shall pass to Teletrac
                                       at Teletrac's facility upon
ARTICLE 3:    ORDERS AND PAYMENT       tender by the
TERMS

    3.1  LICENSE FEES, ROYALTIES.
Teletrac shall pay Etak fees in


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                                      Etak, Inc.
                            Value Added Reseller Agreement


carrier to Teletrac; however,          ployees, agents and
Teletrac shall be responsible for      representatives, in confidence
all freight charges except for         and except as expressly permitted
those due to a re-shipment caused      by this Agreement, shall not be
by defective media.                    used, duplicated or disclosed by
                                       any of them in any form for the
    3.5  PAYMENT TERMS.  Teletrac      use or benefit of any person or
shall pay to Etak a fixed fee in       entity, nor reproduced,
the amount of ****.  Teletrac          transcribed, imitated or
shall make payments to Etak in         simulated in whole or in part,
the amounts and on the dates set       except for sublicenses to End
forth on Exhibit A-2.  Etak may        Users in accordance with this
refuse to ship, or may delay the       Agreement.  Teletrac may disclose
shipment of, any Licensed              relevant aspects of the
Products on order and/or any           Confidential Items to its
agreed-upon maintenance update if      employees, agents or
Teletrac becomes delinquent in         representatives only to the
the payment of any of its              extent that such disclosure is
obligations to Etak. All               reasonably necessary to
outstanding amounts which are not      Teletrac's use of the
paid when due shall bear interest      Confidential Items pursuant to
at the rate of the lesser of (i)       this Agreement, provided that
**** percent per month; or (ii)        Teletrac shall take all
the maximum allowable statutory        reasonable steps to ensure that
rate at the time.  All prices are      the Confidential Items are not
net of any local, state or             disclosed or duplicated in
federal taxes, fees, assessments       contravention of this Agreement
or other levies, which shall be        by its employees, agents or
the sole obligation of Teletrac.       representatives, including but
Teletrac shall pay to Etak all         not limited to, the execution of
applicable local, state and            a written confidentiality
federal taxes and levies unless        agreement by each such person.
Teletrac has presented to Etak a       Teletrac shall take all other
valid and appropriate certificate      reasonable steps to maintain the
of exemption from those taxes and      confidentiality of the Licensed
levies.                                Products and to protect the
                                       Licensed Products from
ARTICLE 4:    PROTECTION OF            misappropriation or misuse,
ETAK'S INTELLECTUAL PROPERTY           unauthorized duplication or
                                       distribution, including without
    4.1  CONFIDENTIALITY OF THE        limitation, the exercise by
LICENSED PRODUCTS.  The Licensed       Teletrac of at least the same
Products, including all aspects        degree of care Teletrac employs
thereof used or incorporated in        in protecting its own most
Derivative Products, together          valuable confidential information.
with all materials and knowledge
related thereto (the
"Confidential Items"), are
obtained by Teletrac, and its
em-


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                                      Etak, Inc.
                            Value Added Reseller Agreement

    4.2  ASSISTANCE.  Teletrac           ARTICLE 6:    WARRANTIES, UPDATES
shall notify Etak promptly if            AND DISCLAIMER THEREOF
Teletrac learns of any
misappropriation of the Products             6.1  LIMITED WARRANTY BY
or use of the Products by anyone         ETAK.  SET FORTH    BELOW IS
in any manner not expressly              ETAK'S LIMITED WARRANTY FOR THE
authorized by this Agreement, and        LICENSED PRODUCTS.
shall fully cooperate with any
efforts by Etak to prevent any               (a)  Etak warrants to
misappropriation or misuse of the        Teletrac that the Software
Products.  In the event of any           Licensed Products (that is
violation or suspected violation         Licensed Products consisting of
of any provision of Article 4            software) in the version and
hereof, Teletrac shall                   level that is current on the date
immediately notify Etak and              of initial delivery to Teletrac
shall, at its reasonable expense,        will, for ninety (90) days from
assist Etak in the enforcement of        that date, substantially conform
Article 4 against any current or         to the specifications contained
former employee, agent or                in Etak's documentation for that
representative of Teletrac or any        version, when used on the
End User to the extent Etak              authorized computer hardware;
chooses to enforce this Article          that the Data Licensed Products
4. However, Etak shall not be            (that is Licensed Products
obligated to enforce any of its          consisting of data) in the
rights hereunder.                        version and level that is current
                                         on the date of initial delivery
ARTICLE 5:    DEMONSTRATION              to Teletrac will, for one (1)
              PRODUCTS                   year from that date,
                                         substantially conform to the
    5.1  DEMONSTRATIONS.                 specifications contained in
Teletrac shall be entitled to            Etak's documentation for that
demonstrate the operation and            version, when used on the
capabilities of the Products to          authorized computer hardware; and
any potential customer.  If              that the media containing the
demonstration involves the               Licensed Products will be free of
installation of Products on a            manufacturing defects on the date
potential or existing customer's         of initial delivery to Teletrac.
equipment, such installation will
be made according to the                     (b)  Teletrac acknowledges
requirements of Section 2.5 of           that the Licensed Products are
this Agreement, except as                complex products and may contain
expressly permitted otherwise            some non-conformities, defects or
below in this section 5.1.               errors.  Etak does

    5.2 DEMONSTRATION AND OTHER
NO-CHARGE COPIES.  Teletrac shall
be authorized to provide
demonstration copies of products
to prospective clients and copies
at no charge to law enforcement
agencies.


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                                      Etak, Inc.
                            Value Added Reseller Agreement

not warrant that the Licensed             to correct nonconformities
Products will meet Teletrac's             resulting from Teletrac's
needs or expectations, that               modification of the Licensed
operations of the Licensed                Products, Teletrac shall be
Products will be error-free or            charged for and agrees to pay for
uninterrupted, or that all                custom programming at Etak's then
nonconformities can or will be            current standard hourly rate.
corrected.  Teletrac must notify
Etak in writing within the                    (e)  This Limited Warranty is
applicable warranty period set            void if any non-conformity has
forth above of any claim that the         resulted from accident abuse,
Licensed Products do not meet             misuse, or misapplication.  This
this Limited Warranty.  Etak's            Limited Warranty is for
SOLE OBLIGATION and Teletrac's            Teletrac's exclusive benefit and
SOLE REMEDY under this Limited            is non-transferable.  Teletrac
Warranty is for Etak to use               conclusively agrees that under
reasonable efforts to repair or           all circumstances this Limited
replace the Licensed Products or          Warranty fulfills its essential
to provide an avoidance procedure         purpose.
at Etak's expense within a
commercially reasonable time so               (f)  THE EXPRESS WARRANTY
that the Licensed Products                PROVIDED IN SECTIONS 6.1(a)
substantially conform to the              THROUGH (f) IS A LIMITED WARRANTY
specifications contained in the           AND IT IS THE ONLY WARRANTY MADE
Documentation, or at Etak's               BY ETAK.  ETAK MAKES AND TELETRAC
option, to refund the fees                AND END USER RECEIVE NO OTHER
previously paid by Teletrac for           WARRANTY, WHETHER EXPRESS OR
the Licensed Products involved.           IMPLIED, AND ALL WARRANTIES OF
If Teletrac is unable to describe         MERCHANTABILITY AND FITNESS FOR
the claimed non-conformity with           ANY PARTICULAR PURPOSE ARE
sufficient specificity to enable          EXPRESSLY EXCLUDED.  THE STATED
Etak to replicate it on Etak's            EXPRESS WARRANTY IS THE EXCLUSIVE
hardware at Etak's premises, then         REMEDY FOR DAMAGES AND IS IN LIEU
no non-conformity shall be deemed         OF ALL LIABILITIES OR OBLIGATIONS
to exist.                                 OF ETAK.  NO ORAL OR WRITTEN
                                          ADVICE OR INFORMATION PROVIDED BY
    (c)  If the media containing          ETAK OR ANY OF ITS AGENTS OR
the Licensed Products possess             EMPLOYEES SHALL CREATE A WARRANTY
manufacturing defects, Etak will          OR IN ANY WAY INCREASE THE SCOPE
provide Teletrac with a                   OF THIS LIMITED WARRANTY, AND
replacement copy of the Licensed          TELETRAC AND END USER ARE NOT
Products within a commercially            ENTITLED TO RELY ON ANY SUCH
reasonable time after receipt of          ADVICE OR INFORMATION.
notice of the defective copy from
Teletrac.

    (d)  If Teletrac modifies or
attempts to modify the Licensed
Products, this Limited Warranty
shall terminate immediately.  If
Etak elects, in its sole discretion,


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                                      Etak, Inc.
                            Value Added Reseller Agreement

    6.2  TELETRAC EXPRESS                 any portions thereof as may be
WARRANTY.  Teletrac represents            contained in Derivative Products)
and warrants that it possesses            used within the scope of this
the financial resources,                  Agreement infringe any patents,
technical facilities and skill,           copyrights, trade secrets or
and all other requirements                other intellectual property
necessary for its timely and full         rights of any third party created
performance pursuant to the terms         by United States federal law or
and conditions of this Agreement.         the law of any of the United
 Teletrac further represents that         States, provided that, after
it is an experienced, expert and          Teletrac became aware of such
knowledgeable licensor of                 Claim, Teletrac notified Etak in
computer software and data, and           writing of such Claim within
is competent to create, market            sufficient time to enable Etak to
and support Derivative Products.          take action to fully protect
                                          Etak's rights without any adverse
ARTICLE 7:    INDEMNIFICATION             impact on Etak's position.

    7.1 INDEMNIFICATION BY ETAK.              (c)  If, as a result of any
                                          claim of infringement of the type
    (a)  Teletrac shall notify            described in this Section 7.1,
Etak immediately upon learning of         Etak is enjoined or otherwise
any threatened or asserted claim          prevented by an administrative or
that the Licensed Products                legal order from licensing or
infringe any patents, copyrights,         sublicensing any Licensed
trade secrets or other                    Product, or Teletrac is enjoined
intellectual property rights of           or otherwise prevented by an
any third party.  Etak shall have         administrative or legal order
the sole right to control the             from using any Licensed Product,
defense and negotiation of all            or if Etak believes that such
such claims, and Teletrac shall           injunction is likely or that any
fully cooperate in Etak's defense         Licensed Product is likely to
of all such claims.                       become the subject of a claim of
                                          infringement of the intellectual
    (b)  Etak shall protect,              property rights of any third
defend (or in Etak's discretion,          party, Etak shall (at Etak's
settle), indemnify and hold               option) at its expense, either
Teletrac harmless from any and            (i) procure the right for
all claims, demands, liabilities,         Teletrac or Teletrac's End User
obligations, deficiencies,                to continue to use said Licensed
losses, damages, actions, suits,          Product, (ii) replace or modify
proceedings, assessments,                 the Licensed Product so as to
judgments or settlements                  make it non-infringing but
(collectively, "Claims"),                 substantially functionally
including all reasonable costs
and expenses related thereto such
as attorneys' fees, that are
asserted against Teletrac or
Teletrac's End Users to the
extent that the Licensed Products
(or


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                                      Etak, Inc.
                            Value Added Reseller Agreement

equivalent, or, if in Etak's               all reasonable costs and expenses
judgment the foregoing options             related thereto such as
are not available on commercially          attorneys' fees, to the extent
reasonable terms or are                    that they:
impracticable, terminate this
Agreement and refund the                       (a)  Arise from or are
unamortized portion of the fees            connected with the development,
previously paid by Teletrac for            modification, use or distribution
the use of said Licensed Product.          of the Derivative Products or
 Calculation of the unamortized            Teletrac Products, including
portion of the fees shall be pro           without limitation, any
rated over the life of the                 unauthorized reproduction,
Agreement.                                 warranty violations, inadequate
                                           installation, maintenance,
    (d)  Etak shall not have any           defects in design, workmanship,
liability under this Article 7 to          materials or otherwise, or any
the extent that a claim of                 misrepresentation or breach of
infringement is based upon the             any covenant or agreement by
use of the Licensed Products in            Teletrac relating to any of said
combination with other hardware            products; or,
or products not furnished or made
by Etak, the use of the Licensed               (b)  Arise from or are
Products in practicing any                 connected with any breach by
infringing process (other than an          Teletrac of any provision of this
infringing process created and             Agreement; or,
used by Etak), the modification
of the Licensed Products or any                (c)  Are the direct or
portion thereof by anyone other            indirect result of any asserted
than Etak, or application or use           or proven obligations of Etak, to
of the Licensed Products in a              the extent any such asserted or
manner for which they were not             proven obligations of Etak (i)
designed or specified by Etak.             arise in whole or in part from
                                           any intentional misconduct,
    (e)  Sections 7.1(a) through           negligence, omission or
7.1(e) state the entire and                unperformed obligation of or by
exclusive obligation of Etak to            Teletrac or Teletrac's agents or
Teletrac or Teletrac's End User            employees; or (ii) are the direct
for any claim of infringement              or indirect result of any claim
relating to the Licensed Products.         by an End User of Teletrac
                                           against Etak, except for such
    7.2  INDEMNIFICATION BY                claims as are covered by Section
TELETRAC.  Teletrac shall                  7.1.
protect, defend, indemnify and
hold Etak harmless from any and                (d)  If Etak and Teletrac are
all claims, demands, liabilities,          both named as defendants in a
obligations, deficiencies,                 lawsuit in which it is un-
losses, damages, actions, suits,
proceedings, assessments,
judgments or settlements
(collectively, "Claims"),
including


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                                      Etak, Inc.
                            Value Added Reseller Agreement

clear whether or to what extent            OR DEMAND AGAINST TELETRAC
Etak and/or Teletrac should                BY ANY OTHER PERSON, ORGANIZATION
provide indemnity under this               OR ENTITY (EXCEPT AS EXPRESSLY
Article 7, then each party shall           SET FORTH IN ARTICLE 7).  ETAK
bear its own costs and attorneys'          SHALL NOT BE LIABLE TO TELETRAC
fees until this issue is                   BECAUSE OF ANY EXPIRATION,
resolved.  At that point, it is            TERMINATION OR FAILURE TO RENEW
intended under this Article 7              OR EXTEND THIS AGREEMENT, OR FOR
that the principles of                     FAILURE TO TIMELY DELIVER
comparative indemnity be applied,          PRODUCT.  IF ETAK'S LIMITED
so that Etak and Teletrac each is          WARRANTY OR LIMITATION OF
responsible for indemnity in               LIABILITY SET FORTH IN THIS
proportion to its own culpability.         AGREEMENT SHALL FOR ANY REASON
                                           WHATSOEVER BE HELD UNENFORCEABLE
ARTICLE 8:  LIMITATION ON ETAK             OR INAPPLICABLE, TELETRAC AGREES
            LIABILITY                      THAT ETAK'S LIABILITY SHALL NOT
                                           EXCEED **** PERCENT (****%) OF
    IN NO EVENT SHALL ETAK BE              THE FEES PAID BY TELETRAC TO ETAK
LIABLE FOR ANY CLAIM OR LOSS               WITH RESPECT TO THE LICENSED
INCURRED BY TELETRAC (INCLUDING            PRODUCTS THAT ARE THE SUBJECT OF
WITHOUT LIMITATION COMPENSATORY,           THE CLAIM.
INCIDENTAL, INDIRECT, SPECIAL,
CONSEQUENTIAL OR EXEMPLARY                 ARTICLE 9:  RECORDS, REPORTS
DAMAGES, LOST PROFITS, LOST SALES                      AND AUDITS
OR BUSINESS, EXPENDITURES,
INVESTMENTS, OR COMMITMENTS IN                 9.1 REQUIRED RECORDS.
CONNECTION WITH ANY BUSINESS,              Teletrac shall prepare and
LOSS OF ANY GOODWILL, OR DAMAGES           maintain at its expense complete
RESULTING FROM LOST DATA OR                and accurate books and records
INABILITY TO USE DATA)                     documenting its compliance with
IRRESPECTIVE OF WHETHER ETAK HAS           the terms of this Agreement.  The
BEEN INFORMED OF, KNEW OF, OR              books and records prepared by
SHOULD HAVE KNOWN OF THE                   Teletrac shall be retained for a
LIKELIHOOD OF SUCH DAMAGES,                minimum of three (3) years from
EXCEPT AS EXPRESSLY PROVIDED IN            the date on which this Agreement
ARTICLES 6 AND 7.  THIS                    is terminated.
LIMITATION APPLIES TO ALL CAUSES
OF ACTION    IN THE AGGREGATE,                 9.2 AUDIT.  During the
INCLUDING WITHOUT LIMITATION               initial term hereof, any renewal
BREACH OF CONTRACT, BREACH OF              periods, and for a period of one
WARRANTY, NEGLIGENCE, STRICT               (1) year after expiration or
LIABILITY, MISREPRESENTATION, AND          termination of this Agreement,
OTHER TORTS.  TELETRAC FURTHER             Etak shall have the right
AGREES THAT ETAK SHALL NOT BE
LIABLE IN ANY EVENT FOR ANY
DAMAGES INCURRED BY TELETRAC, END
USER, OR BY ANY OTHER PERSON,
ORGANIZATION OR ENTITY AS A
RESULT OF TELETRAC OR END USER'S
MISUSE OF ANY OF THE PRODUCTS.
NOR SHALL ETAK BE LIABLE FOR ANY
CLAIM


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                                      Etak, Inc.
                            Value Added Reseller Agreement

at its expense and upon                     ARTICLE 11:   TERMINATION,
reasonable notice, to examine or            EFFECTS THEREOF AND REMEDIES
have examined by its authorized
representative, Teletrac's books                11.1  TERMINATION EVENTS.
and records relevant to license
agreement, sublicense agreements                (a)  Etak may terminate this
and third party vendor and/or               Agreement immediately, without
distributor agreements to                   judicial action and (i) with ten
determine or verify Teletrac's              (10) days' notice with
performance hereunder.                      opportunity to cure ff VAR
                                            violates any of the provisions of
ARTICLE 10:   TERM AND RENEWAL              Articles 2 or 4; and (ii) with
                                            thirty (30) days' notice if VAR
    Unless terminated earlier               commits a material breach of any
pursuant to any provision of                other provision of this Agreement
Article 11, this Agreement shall            or otherwise fails materially to
commence on the later date below            fulfill any of its obligations
the parties' signatures, and                hereunder and VAR fails to cure
shall continue in force until               such breach within the thirty
February 14, 1998, at which time            (30) day notice period, or if VAR
this Agreement will expire                  neglects or fails to conduct its
automatically, unless renewed as            business in a manner that
provided in Exhibit A-2.                    represents fairly Etak products
Teletrac does not have or acquire           and the good name, goodwill and
by execution of this Agreement,             reputation of Etak.
by performance hereunder, or
otherwise, any vested right with                (b)  Either party hereto may
respect to the distribution of              terminate this Agreement
Products or the renewal of this             immediately upon written notice
Agreement.  If Etak continues a             to the other party without
business relationship with                  opportunity for cure if, whether
Teletrac after termination or               voluntarily or involuntarily, any
non-renewal of this Agreement,              process or proceeding of any
that relationship shall not be              court is instituted against such
construed as a renewal of this              party by attachment or levy or
Agreement or a waiver of                    execution, in insolvency or
termination, but such                       bankruptcy, or in receivership,
relationship shall be "at will,"            or if any general assignment is
terminable at any time with or              made or attempted to be made for
without cause or notice by either           the benefit of creditors by such
party, and all such transactions            party.
shall be governed by terms
otherwise identical to the                      11.2 SURVIVAL.  Termination
relevant provisions of this                 of this Agreement for any
Agreement, unless the parties
have executed a new written
agreement superseding this
Agreement.


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                                      Etak, Inc.
                            Value Added Reseller Agreement

reason shall not relieve Teletrac          sive statement of the terms of
of its obligations to make full            their agreement.
payment of the fixed fee or any
other amounts that are owed by                 12.2 GOVERNING LAW;
Teletrac to Etak.  In addition,            JURISDICTION.  This Agreement and
Sections 2.7, 2.9, 2.10, 2.11,             all aspects of the relationship
Article 4, Article 7, Article 8,           between Etak and Teletrac shall
Article 9, Article 10, Section             be governed by and construed in
11.3, and Article 12 (other than           accordance with the internal laws
Section 12.9) hereof shall                 of the State of California.
survive any such termination or
expiration for at least as long                12.3 PRODUCT CHANGES.
as Teletrac uses or has access to          Teletrac agrees that Etak has the
the Products, but in no event              right to modify any of the
less than the applicable statute           Licensed Products at any time
of limitations period.                     whatsoever without notice or
                                           discontinue any of the Licensed
    11.3 RETURN OF INFORMATION.            Products at any time whatsoever,
Promptly upon termination or               with one hundred eighty (180)
expiration, Teletrac shall, at             days' prior written notice to
its expense, return to Etak all            Teletrac.  If Etak modifies or
copies of the Products, related            discontinues any Licensed
materials, and other materials             Product, Etak shall have no
developed by or belonging to Etak          obligation to modify, replace, or
which are in possession or                 make any refund with respect to
control of Teletrac.                       Licensed Products previously
Concurrently therewith, a duly             delivered to Teletrac.
authorized officer of Teletrac
shall certify in writing to Etak               12.4 ARBITRATION.  Any
that Teletrac has made every               dispute arising out of, connected
reasonable effort to return all            with or relating to this
such materials to Etak and that            Agreement, the past, present or
to the best of Teletrac's                  future relationship between Etak
knowledge and information all              and Teletrac, or the termination
have been returned to Etak.                or non-renewal of this Agreement
                                           or of the relationship between
ARTICLE 12:   GENERAL PROVISIONS           Etak and Teletrac, whether
                                           sounding in contract, tort or
    12.1 FINAL AGREEMENT; STATUS           otherwise, shall be finally
OF FORMER AGREEMENTS.  This                resolved exclusively by
Agreement may be amended,                  arbitration.  Such arbitration
altered, or modified only by a             shall be conducted by a panel of
writing so stating its purpose,            three arbitrators.  To the
and signed by both parties.  This          greatest
Agreement and the attached
Exhibits supersede all prior and
contemporaneous agreements and
understandings between the
parties relating to their subject
matter and are the complete and
exclu-


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                                      Etak, Inc.
                            Value Added Reseller Agreement

extent practicable, the                    jurisdiction, that
arbitrators shall be appointed             provision shall be severed from
from a pool of arbitrators who             this Agreement as to such
are stated to have experience or           jurisdiction (but, to the extent
expertise in the computer                  permitted by law, not elsewhere),
industry.  The arbitration shall           and shall not affect the
proceed in accordance with the             remainder hereof.
then existing California
Arbitration Act, California Code               12.7 NO WAIVER.  No waiver of
of Civil Procedure Section 1280,           any obligation or right of either
et seq.  Any award made by the             party shall be effective unless
arbitration panel, however                 in writing, executed by the party
constituted, shall be final,               against whom it is being
binding and conclusive on all              enforced.  Any such waiver shall
parties for all purposes and               not preclude a party from
judgment may be entered thereon            exercising any other right or
by any state or federal court              later exercising the same right.
having jurisdiction.
                                               12.8 ATTORNEY FEES.  If
    12.5 NOTICES.  Any notice,             either party commits a material
request or demand is required to           breach of this Agreement, such
be given or made hereunder in              party shall pay to the other
writing, and may be delivered in           party all reasonable costs and
person, by certified or                    expenses incurred by such other
registered mail, postage prepaid,          party in enforcing its rights
or by overnight courier.  All              under this Agreement, including
notices shall be addressed to the          without limitation, costs and
party and address set forth at             attorneys' fees to the extent the
the end of this Agreement, unless          other party substantially
and until a party provides                 prevails on its claims.
written notice of a new address
for receipt of notice.  All                    12.9 ASSIGNMENT.  This
notices shall be deemed received           Agreement shall inure to the
when (i) received; or (ii) when            benefit of and shall be binding
delivery is first attempted by             upon the parties hereto and their
the carrier at the address of              respective successors, legal
record, whichever occurs first.            representatives and permitted
A copy of all notices to Etak              assigns, except that Teletrac
shall also be sent by Teletrac to          shall not assign or transfer this
Etak's Chief Financial Officer             Agreement or any part hereof
with a copy in separate envelope           without Etak's prior written
to Attn: Contracts.  Etak shall            consent, which consent shall not
send all notices to Teletrac to            be unreasonably withheld.  This
Teletrac's General Counsel.                restriction on assignments or
                                           transfers shall
    12.6 SEVERABILITY.  If any
provision of this Agreement or
the application thereof to any
party or circumstance shall to
any extent be invalid or
unenforceable in any


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                                      Etak, Inc.
                            Value Added Reseller Agreement

apply to assignments or transfers          and warrant in writing that
by operation of law, as well as            Teletrac has fully complied with
by contract, merger or                     this provision.
consolidation.  Any attempted
assignment or transfer in                      12.10 FORCE MAJEURE.  Except
derogation of this prohibition is          for payments due to Etak from
void. Notwithstanding the                  Teletrac pursuant to this
foregoing, Teletrac shall be               Agreement, neither party shall be
permitted to assign this                   liable for nonperformance or
Agreement, with prior notice to            delays in performance hereunder
Etak and provided that Teletrac            if caused by factors beyond its
has not committed an uncured               reasonable control, including
material breach of which it has            without limitation, acts of God,
been given notice of any                   acts of public enemy, acts of
provision of this Agreement, to:           government or courts of law or
(a) any company that may result            equity, civil war, insurrection
from a merger, reorganization, or          or riots, interruption of
consolidation by or with                   transportation, embargo,
Teletrac; or (b) any company to            litigation or other private or
which Teletrac sells all or                public proceedings, accident,
substantially all its assets or            inability to procure materials,
stock; or (c) the stockholders of          prohibition of import or export
Teletrac, or to any affiliate of           of materials, government orders,
Teletrac or the stockholders of            regulations, restrictions,
Teletrac; provided, however, that          priorities or rationing, or
only one such assignment is                strikes, lockouts or other labor
permitted (to any non-affiliate            disputes, fires, floods,
of Teletrac), and further                  explosions, earthquakes or other
provided that the assignee must            casualties.
be an "acceptable third party" in
Etak's judgment.  An "acceptable               12.11 COMPLIANCE WITH LAWS.
third party" means a third party           Teletrac acknowledges and
who is not a competitor of Etak            understands that the Products may
and who will abide by all                  be Subject to restrictions on
proprietary rights and other               exportation and reexportation
provisions of this Agreement.  If          pursuant to the United States
Teletrac seeks to make an                  Export Administration
assignment to other than an                Regulations, 15 CFR Parts
"acceptable third party," then             368-399.  Prior to export of any
Etak shall have the right, within          Product, Teletrac represents and
thirty (30) days of receiving              warrants that it will be familiar
written notice thereof from                with the requirements   of the
Teletrac, to terminate this                Export Administration Regulations
Agreement, in which event                  and will comply strictly with
Teletrac shall return to Etak all          those requirements in all
Products, source code and all              transactions
associated documentation, all
copies thereof, all portions
thereof, and shall make no
further use thereof in any form
or manner, and an authorized
officer of Teletrac shall
certify, represent


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                                      Etak, Inc.
                            Value Added Reseller Agreement

involving any Products supplied            FOR PURPOSE OF ANY PUBLIC
by Etak hereunder.  Teletrac               DISCLOSURE PROVISION UNDER ANY
shall comply with all applicable           FEDERAL, STATE OR LOCAL LAW, IT
laws and regulations, and                  IS AGREED THAT THESE PRODUCTS ARE
maintain all required licenses             TRADE SECRET AND PROPRIETARY
and permits.                               COMMERCIAL PRODUCTS AND NOT
                                           SUBJECT TO DISCLOSURE.
    12.12 GOVERNMENT RIGHTS.  If
any Product is used in any                     12.13 NO JOINT RELATIONSHIP.
fashion, directly or indirectly,           Teletrac and Etak are independent
in connection with foreign or              contractors and neither has nor
domestic government contracting            shall have any power, nor will
or subcontracting, including               either represent that either has
without limitation, Teletrac's             any power to bind the other
performance of any government              party, or to assume or create any
contracts or subcontracts, then            obligation or responsibility,
Teletrac shall ensure that the             express or implied, on behalf of
government entity receives                 the other party or in the other
nothing more than the right to             party's name.  This Agreement
use the Products pursuant to a             shall not be construed as
sublicense agreement equivalent            constituting Teletrac and Etak as
to that allowed under section 2.4          employees, agents, partners,
of this Agreement.  Teletrac               joint venturers, franchisers or
shall inform any government                franchisees, to create any other
entity or prime contractor with            form of legal association or
which it is contracting exactly            arrangement which might impose
how it intends to use the                  liability upon Etak or Teletrac
Products in connection with its            for any act or failure to act of
government contracts, that such            the other.
Products are proprietary to Etak
and that Teletrac has no right to
grant to the government entity or
prime contractor any rights in
the Products.  THE SOFTWARE IS A
"COMMERCIAL ITEM", AS THAT TERM
IS DEFINED AT 48 C.F.R 2.101 (OCT
1995) CONSISTING OF "COMMERCIAL
COMPUTER SOFTWARE" AND "COMMERCIAL
COMPUTER DOCUMENTATION," AS SUCH
TERMS ARE USED IN 48 C.F.R. 12.212
(SEPT. 1995). CONSISTENT WITH
48 C.F.R. 12.212 AND 48 C.F.R.
227.7202-1 THROUGH 227.7202-4
(JUNE 1995), ALL U.S. GOVERNMENTAL
END USERS ACQUIRE THE SOFTWARE
WITH ONLY THOSE LICENSE RIGHTS
SET FORTH HEREIN.  THE PRODUCTS
ARE COPYRIGHT -C- 1984-1997 BY ETAK.
UNPUBLISHED.  ALL RIGHTS RESERVED
UNDER THE COPYRIGHT LAWS OF THE
UNITED STATES.


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                                      Etak, Inc.
                            Value Added Reseller Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the latest day and year written below.

Teletrac, Inc.                          Etak, Inc.
a Delaware corporation                  a California corporation

2323 Grand, Suite 1100                  1430 O'Brien Drive
Kansas City, Missouri 64108-2670        Menlo Park, California 94025
(816) 474-0055                          (415) 328-3825
Fax: (816) 474-3475

By:  /s/ Steven D. Scheiwe             By:  /s/ Steven T. Dodds
     ----------------------                 -------------------------

Name: Steven D. Scheiwe                Name: Steven T. Dodds
      ---------------------                  ------------------------

Title: Secretary                       Title: VP of Product Marketing
       --------------------                   & Sales
                                              -----------------------


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                                      Etak, Inc.
                            Value Added Reseller Agreement


                                     EXHIBIT A-1

                            LICENSED PRODUCT AND SERVICES

STANDARD - RELEASED LICENSED PRODUCT:

    A.   SOFTWARE
         ****

    B.   DATA
         ****

NON-STANDARD/NON-RELEASED LICENSED PRODUCT

    A.   SOFTWARE
         ****

    B.   DATA
         N/A

SOURCE CODE

    ****

SERVICES

    Teletrac shall be entitled to **** hours of telephone technical support at no additional charge. Etak support services can be reached via telephone at 1-800-765-0555. For any support requested by Teletrac in excess of this time, Teletrac shall pay to Etak an amount equal to Etak's then current support rate (current rate of $****/hour; minimum 1 hour).


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                                      Etak, Inc.
                            Value Added Reseller Agreement

                                     EXHIBIT A-2
                 DERIVATIVE PRODUCT, SCHEDULE OF FEES, AND ROYALTIES


The terms set forth in this Exhibit A-2 supersede any prior Schedule of Fees and Royalties agreed to between the parties, and apply only to the Derivative Product set forth below in Section 1 below. A new Exhibit A-2 must be submitted for each Derivative Product to be covered under this Agreement.

1.  DERIVATIVE PRODUCT TO WHICH THIS SCHEDULE APPLIES:
    Teletrac Radiolocation software employing the **** through **** mHz frequency range only in the United States and the Teletrac network and Teletrac points of interest (icons).

2.  FEES PAYABLE:
    For those items listed in Exhibit A-1, Teletrac shall pay to Etak a fixed fee in the amount of **** dollars ($****). These fees exclude escrow fees or engineering fees.

              $ **** payable upon signature
              $ **** payable on 04/14/97
              $ **** payable on 07/14/97
              $ **** payable on 10/14/97

    RENEWAL OPTION. Providing that Teletrac is not in any material breach of this Agreement, including but not limited to making timely payment of all fees due Etak, Teletrac shall have the right to renew this Agreement for an additional term of one (1) year by providing Etak with written notice no later than November 14, 1997 of its intent to renew. Payment of fees for the renewal term shall be as follows:

         $ **** payable on 02/14/98
         $ **** payable on 05/14/98
         $ **** payable on 08/14/98
         $ **** payable on 11/14/98

    CUSTOM DATA MERGING OPTION. Etak will provide custom data merging services for adjoining ECAs at the rate of **** Dollars ($****) per ECA merged. For example, the price to merge two (2) adjoining ECAs is $**** and $**** for each additional ECA merged to the original two.

3.  STANDARD DATA UPDATES:


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                                      Etak, Inc.
                            Value Added Reseller Agreement

    Providing that Teletrac is not in any material breach of this Agreement, including but not limited to making timely payment of all fees due Etak, Teletrac shall be entitled to receive quarterly updates of Etak's standard MapAccess data for the geographic areas provided for in Exhibit A-1 as they are generally released by Etak.

    Teletrac shall be entitled to receive updates of Etak's standard US MapAccess data as they are generally released by Etak. Etak typically provides full sets for the US updates in January with modifications/deltas typically provided in April, July and October.

    Teletrac shall be entitled to receive updates of Etak's custom merged ECA's for Los Angeles, CA; Houston, TX; Miami, FL; Detroit, MI; Chicago, IL; Dallas, TX. Etak will provide these updates no sooner than ninety (90) days after contract execution. Etak will not provide updates of these custom merged ECAs after initial delivery.

4.  ADVERTISEMENTS
    Teletrac shall not place any advertising by third parties in or onto Derivative Products unless Etak and Teletrac first agree in writing upon a mutually acceptable arrangement concerning the revenue or potential revenue of such advertising.

5.  CONFIDENTIALITY
    Neither party shall discuss or disclose the terms of the Agreement or this Exhibit with any third party, other than its legal counsel and accountant, without prior written consent from the other party, which consent shall not be unreasonably withheld.


Teletrac, Inc.                          Etak, Inc.
a Delaware corporation                  a California corporation

2323 Grand, Suite 1100                  1430 O'Brien Drive
Kansas City, Missouri 64108-2670        Menlo Park, California 94025
(816) 474-0055                          (415) 328-3825
Fax: (816) 474-3475

By:_____________________________        By:__________________________

Name:___________________________        Name:________________________


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                                      Etak, Inc.
                            Value Added Reseller Agreement


Title:__________________________        Title:

Date:___________________________        Date:________________________











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                                      Etak, Inc.
                            Value Added Reseller Agreement

                                      EXHIBIT B
                           ETAK END USER LICENSE AGREEMENT

                               SAMPLE ONLY - DO NOT USE


1. GRANT OF LICENSE. Licensor grants User a non-transferable, non-exclusive five (5) year license to use the software, data and/or documentation as defined in the attached quotation (the "Products"), solely for internal use by User's business, only with one central processing unit at any one time. User may not copy, reverse engineer, translate, port, modify or make derivative works of the Products. User may not rent, disclose, publish, sell, assign, lease, sublicense, market, or transfer the Products or use them in any manner not expressly authorized by this Agreement. User shall not derive or attempt to derive the source code or structure of all or any portion of the Products by reverse engineering, disassembly, decompilation or any other means. User shall not use the Products to operate a service bureau or for any other use involving the processing of data of other persons or entities. User may not use the data Products with any software other than the software Products provided to User under this license agreement.

User does not receive any, and Licensor retains all, ownership rights in the Products. The Products are copyrighted and may not be copied, even if modified or merged with other Products. User shall not alter or remove any copyright notice or proprietary legend contained in or on the Products.

Licensor's supplier shall be a third party beneficiary of Licensor's rights under this Agreement, but is not a party hereto and shall have no obligation hereunder.

2. LIMITED WARRANTY AND LIABILITY. Licensor warrants that the Products in the version and level that is current on the date of initial shipment to User will, for ninety (90) days from that date, substantially conform to Licensor's specifications, when used in a computer environment approved by Licensor. The Products are complex and may contain some non-conformities, defects or errors. Licensor does not warrant that the Products will meet User needs or expectations, that operations of the Products will be error-free or uninterrupted, or that all nonconformities can or will be corrected.

User must notify Licensor within the 90-day warranty period of any warranty claim. Licensor's SOLE OBLIGATION and User's SOLE REMEDY under this Limited Warranty is for Licensor, at Licensor's option, to


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                                      Etak, Inc.
                            Value Added Reseller Agreement

use reasonable efforts to repair or replace the Products or to provide an avoidance procedure within a commercially reasonable time so that the Products substantially conform to the specifications contained in Licensor's documentation, or, in Licensor's sole discretion, to refund the amount of the initial license fee previously paid by User for the non-conforming Product unit(s).

This Limited Warranty is void if any non-conformity has resulted from accident, abuse, misuse, misapplication, or modification by someone other than Licensor. This Limited Warranty is non-transferable.

THE EXPRESS WARRANTY IN THIS SECTION 2 IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY LICENSOR. LICENSOR MAKES AND USER RECEIVES NO OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. THE STATED EXPRESS WARRANTY IS THE EXCLUSIVE REMEDY FOR DAMAGES AND IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR.

IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY DAMAGES, CLAIM OR LOSS INCURRED BY USER (INCLUDING WITHOUT LIMITATION COMPENSATORY, INCIDENTAL, DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, LOST PROFITS, LOST SALES OR BUSINESS, EXPENDITURES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH ANY BUSINESS, LOSS OF ANY GOODWILL, OR DAMAGES RESULTING FROM LOST DATA OR INABILITY TO USE DATA) IRRESPECTIVE OF WHETHER LICENSOR HAS BEEN INFORMED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES, EXCEPT AS EXPRESSLY PROVIDED IN SECTION 2. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, AND OTHER TORTS. IF LICENSOR'S LIMITED WARRANTY OR LIMITATION OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL FOR ANY REASON WHATSOEVER BE HELD UNENFORCEABLE OR INAPPLICABLE, USER AGREES THAT LICENSOR'S LIABILITY SHALL NOT EXCEED FIFTY PERCENT (50%) OF THE LICENSE FEES PAID BY USER TO ETAK WITH RESPECT TO THE PRODUCT UNIT(S) AT ISSUE. Some states do not allow the exclusion or limitation of incidental or consequential damages or the limitation of duration of an implied warranty, so the limitation or exclusion herein may not apply to User. This warranty shall not be applicable to the extent that any provision of this warranty Is prohibited by any federal, state or local law which cannot be preempted. This warranty gives User specific legal rights, and User may also have other rights which vary from state to state.

3. MISCELLANEOUS. This is the exclusive Agreement between Licensor and User regarding its subject matter. User may not assign any part


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                                      Etak, Inc.
                            Value Added Reseller Agreement

of this Agreement without Licensor's prior written consent. This Agreement shall be governed by the internal laws of California. User shall pay any taxes on the Products or transactions, except for those based on Licensor's annual net income.

If any provision of this Agreement is declared invalid or unenforceable, the remaining provisions of this Agreement shall remain in effect. Any notice under this Agreement shall be delivered by U.S. certified mail, return receipt requested, or by overnight courier to Licensor at the address below.

                          U.S. GOVERNMENT RESTRICTED RIGHTS

If any Product is used in any fashion, directly or indirectly, in connection with foreign or domestic government contracting or subcontracting, including without limitation, USER's performance of any government contracts or subcontracts, then USER shall ensure that the government entity receives nothing more than RESTRICTED RIGHTS to use the Products pursuant to a sublicense agreement equivalent to that allowed under section 2.4 of this Agreement. USER shall inform any government entity or prime contractor with which it is contracting exactly how it intends to use the Products in connection with its government contracts, that such Products are proprietary to Etak and that Licensee has no right to grant to the government entity or prime contractor any rights in the Products. THE SOFTWARE IS A "COMMERCIAL ITEM", AS THAT TERM IS DEFINED AT 48 C.F.R 2.101 (OCT. 1995) CONSISTING OF "COMMERCIAL COMPUTER SOFTWARE" AND "COMMERCIAL COMPUTER DOCUMENTATION," AS SUCH TERMS ARE USED IN 48 C.F.R. 12.212 (SEPT 1995). CONSISTENT WITH 48 C.F.R. 12.212 AND 48 C.F.R. 227.7202-1 THROUGH 227.7202-4 (JUNE 1995), ALL
U.S. GOVERNMENTAL END USERS ACQUIRE THE SOFTWARE WITH ONLY THOSE LICENSE RIGHTS SET FORTH HEREIN. FOR PURPOSE OF ANY PUBLIC DISCLOSURE PROVISION UNDER ANY FEDERAL, STATE OR LOCAL LAW, IT IS AGREED THAT THESE PRODUCTS ARE TRADE SECRET AND PROPRIETARY COMMERCIAL PRODUCTS AND NOT SUBJECT TO DISCLOSURE.

(company)                                     Etak, Inc.
a (state) corporation                         a California corporation
(address)                                     1430 O'Brien Drive
(state, city, zip)                            Menlo Park, California 94025
(phone)                                       (415) 328-3825

By:_____________________________              By:____________________________

Name:___________________________              Name:__________________________

Title:__________________________              Title:_________________________


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                                      Etak, Inc.
                            Value Added Reseller Agreement

Date:___________________________              Date:__________________________













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                                      Etak, Inc.
                            Value Added Reseller Agreement

                                      EXHIBIT C
                           COMPUTER CONFIGURATIONS ON WHICH
                            TELETRAC MAY USE THE PRODUCTS

An environment is a combination of processor type, compiler and operating system.

    ENVIRONMENT:

    ****

    TOOLS TO BE USED:

    ****

    ****








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                                      Etak, Inc.
                            Value Added Reseller Agreement

                                      EXHIBIT D
                              PREFERRED ESCROW AGREEMENT

                            Account Number ______________


This Agreement is effective _______________, 19___ among Data Securities International, Inc. ("DSI"), Etak, Inc. ("Depositor") and Teletrac, Inc. ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 -- DEPOSITS

1.1 OBLIGATION TO MAKE DEPOSIT. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Attachment
A. If Attachment A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Attachment A.

1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for


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                                      Etak, Inc.
                            Value Added Reseller Agreement

identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Attachment B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Attachment B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 DEPOSIT INSPECTION. When DSI receives the deposit materials and the Attachment B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Attachment B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 ACCEPTANCE OF DEPOSIT. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Attachment B, DSI will date and sign the Attachment B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Attachment B, DSI will (a) note the discrepancies in writing on the Attachment B; (b) date and sign the Attachment B with the exceptions noted; and (c) provide a copy of the Attachment B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Attachment B by DSI. Delivery of the signed Attachment B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

1.5 DEPOSITOR'S REPRESENTATIONS.  Depositor represents as follows:

    a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

    b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

    c. The deposit materials are not subject to any lien or other encumbrance; and


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                                      Etak, Inc.
                            Value Added Reseller Agreement

    d. The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Attachment A, as the case may be.

1.6 VERIFICATION. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 DEPOSIT UPDATES. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Attachment B and the new Attachment B shall be signed by Depositor. Each Attachment B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Attachment B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 REMOVAL OF DEPOSIT MATERIALS. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 CONFIDENTIALITY. DSI shall maintain the deposit materials in a secure, environmentally safe, locked receptacle which is accessible only to authorized employees of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement.
 It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any


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                            Value Added Reseller Agreement

such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 AUDIT RIGHTS. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 -- GRANT OF RIGHTS TO DSI

3.1 TITLE TO MEDIA. Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3 RIGHT TO SUBLICENSE UPON RELEASE. As of the effective date of this Agreement, Depositor hereby grants to DSI a non-exclusive, irrevocable, perpetual, and royalty-free license to sublicense the deposit materials to Preferred Beneficiary upon the release, if any, of the deposit materials in accordance with Section 4.5 below. Except upon such a release, DSI shall not sublicense or otherwise transfer the deposit materials.

ARTICLE 4 -- RELEASE OF DEPOSIT

4.1 RELEASE CONDITIONS. As used in this Agreement, "Release Conditions" shall mean the following:


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                            Value Added Reseller Agreement

    a. Depositor's failure to carry out obligations imposed on it pursuant to the license agreement; or

    b.   Depositor's failure to continue to do business in the ordinary course.

4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3 CONTRARY INSTRUCTIONS. From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement. Subject to
Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary, (b) resolution pursuant to the Dispute Resolution provisions, or (c) order of a court.

4.4 RELEASE OF DEPOSIT. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

4.5 USE LICENSE FOLLOWING RELEASE. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this
Article 4, Preferred Beneficiary shall have a non-exclusive, nontransferable, irrevocable right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.


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                            Value Added Reseller Agreement

ARTICLE 5 -- TERM AND TERMINATION

5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Upon termination of this Agreement by joint instruction of Depositor and Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with Depositor's instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

    a.   Depositor's Representations (Section 1.5).

    b. The obligations of confidentiality with respect to the deposit materials.

    c. The licenses granted in the sections entitled Right to Sublicense Upon Release (Section 3.3) and Use License Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination.


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    d.   The obligation to pay DSI any fees and expenses due.

    e.   The provisions of Article 7.

    f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1 FEE SCHEDULE. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees.
For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with
Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7 -- LIABILITY AND DISPUTES

7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so.
 DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 INDEMNIFICATION. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 DISPUTE RESOLUTION. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by


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                                      Etak, Inc.
                            Value Added Reseller Agreement

Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

    a.   Give DSI at least two business days' prior notice of the hearing;

    b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

    c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8 -- GENERAL PROVISIONS

8.1 ENTIRE AGREEMENT. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Attachment A need not be signed by DSI, Attachment B need not be signed by Preferred Beneficiary and Attachment C need not be signed.

8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Attachment C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have


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                            Value Added Reseller Agreement

the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

Etak, Inc.                                    Teletrac, Inc.
Depositor                                     Preferred Beneficiary

By:_____________________________              By:__________________________

Name:___________________________              Name:________________________

Title:__________________________              Title:_______________________

Date:___________________________              Date:________________________


                  Data Securities International, Inc.

                  By:________________________________

                  Name:______________________________

                  Title:_____________________________

                  Date:______________________________


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                                      Etak, Inc.
                            Value Added Reseller Agreement


                              ATTACHMENT A TO EXHIBIT D
                              MATERIALS TO BE DEPOSITED

                         Account Number ____________________


Depositor represents to Preferred Beneficiary that deposit materials delivered to DSI shall consist of the following:

         ****


Etak, Inc.                                    Teletrac, Inc.
Depositor                                     Preferred Beneficiary

By:_____________________________              By:__________________________

Name:___________________________              Name:________________________

Title:__________________________              Title:_______________________

Date:___________________________              Date:________________________


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                                      Etak, Inc.
                            Value Added Reseller Agreement

                              ATTACHMENT B TO EXHIBIT D
                           DESCRIPTION OF DEPOSIT MATERIALS


Account Number______________________________________________________
Depositor Company Name: Etak, Inc.

DEPOSIT TYPE: _______ Initial ______ Supplemental

ENVIRONMENT:
Host System CPU/OS_______________ Version___________ Backup_________
Source System CPU/OS_____________ Version___________ Compiler ______ Special Instructions:_______________________________________________

DEPOSIT COPYING REQUIREMENT:
Hardware needed:____________________________________________________
Software needed/Instructions:_______________________________________

DEPOSIT MATERIALS:
Attachment B Name____________________________ Version_______________


Item label description                 Media           Quantity

****                                   ****              ****



For Depositor, I certify that the      For DSI, I certify that the
above described deposit materials      deposit inspection has been
have been transmitted to DSI:          completed (any exceptions are
                                       noted above):

By_______________________________      By____________________________

Print Name_______________________      Print Name____________________

Date_____________________________      Date of Acceptance____________

                                       ISE__________ EX. B#__________


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                                      Etak, Inc.
                            Value Added Reseller Agreement

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123


                              ATTACHMENT C TO EXHIBIT D
                                  DESIGNATED CONTACT

                         Account Number_____________________


Notices, deposit material returns      Invoices to Depositor should be
and communications to Depositor        addressed to:
should be addressed to:

Company Name:  Mgr.  Contract          Company Name:  Mgr. Contract
Administration                         Administration
Address:  1430 O'Brien Drive           Address:     1430 O'Brien Drive
          Menlo Park, CA 94025         Menlo Park, CA 94025
          ____________________                     ____________________
Designated Contact:  Angela Gomez      Designated Contact:  Angela Gomez
Telephone: (415) 617-4446              Telephone: (415) 617-4446
Facsimile: (415) 617-4456              Facsimile: (415) 617-4456

Notices and communications to          Invoices to Preferred Beneficiary
Preferred Beneficiary should be        should be addressed to:
addressed to:
                                       _________________________________
Company Name:____________________      _________________________________
Address:_________________________      _________________________________
        _________________________      _________________________________
        _________________________      Contact:_________________________
Designated Contact:______________      _________________________________
Telephone:_______________________      _________________________________
Facsimile:_______________________      _________________________________

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

Contracts, deposit materials and       Invoice inquiries and fee
notices to DSI should be               remittances to DSI should be
addressed to:                          addressed to:
DSI                                    DSI
Contract Administration                Accounts Receivable
Suite 200                              Suite 1450
9555 Chesapeake Drive                  425 California Street
San Diego, CA 92123                    San Francisco, CA 94104

Telephone: (619) 694-1900              (415) 398-7900
Facsimile: (619) 694-1919              (415) 398-7914


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Date:_________________________________




















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                                      Etak, Inc.
                            Value Added Reseller Agreement

                                      Etak, Inc.
                            Value Added Reseller Agreement

                                      EXHIBIT E
                                 SOURCE CODE ADDENDUM


    Etak, Inc. ("Etak") and Teletrac ("USER") agree that USER shall have access to and use of certain Etak Software "Software") source code in accordance with the terms and conditions of this Addendum ("Addendum").

1. DELIVERY OF SOURCE. Upon execution of this Addendum by both parties, Etak shall deliver to USER source code for Etak Software ("Source"), as specified in Attachment A to this Addendum. USER shall be entitled to retain and use Source only if USER continues to fully comply with all of USER's obligations under the USER Agreement.

2. LICENSE. Etak hereby grants to USER, subject to the terms and conditions of this Addendum, a nontransferable, non-exclusive license to (i) load Source on a single CPU at USER's primary business facility in the United States; and
(ii) permit up to three (3) "Designated Employees" of USER to access and use Source for the sole purpose of "porting" Source to a specified single target "platform." The single target platform is specified in Attachment A. "Designated Employee" shall mean a full-time employee of USER who has signed a non-disclosure agreement with respect to use, confidentiality, security and other restrictions regarding Source that is consistent with this Addendum. USER shall indicate on Attachment A the name and title of the Designated Employees. "Porting" shall mean using Source to create object code that is executable on the target platform and that duplicates the functionality of Source (the "Ported Code"). "Platform" shall mean a combination of hardware and operating system. Upon termination of this Addendum, USER shall return Source and all copies thereof to Etak and shall certify in writing that USER has done so and that USER shall make no further use of Source.

Etak also hereby grants to USER, subject to the terms and conditions of this Addendum, a non-transferable, non-exclusive license (valid as long as the USER Agreement is in effect) to sublicense the Ported Code to End Users as a Licensed Product under the terms and conditions of the USER Agreement, as modified by this Addendum. However, USER shall not sublicense the Ported Code separately, but only in combination with application software created by USER. All Ported Code shall be considered a Derivative Product under the terms of the USER Agreement. USER agrees to provide to Etak a complete and correct copy of the Ported Code and the "makefile file" used to create the Ported Code, as well as all associated documentation used in the Porting, promptly upon creation thereof. However, Etak agrees that it will not provide a copy of the Ported Code to any third party unless Etak has first generally released the Ported Code as an Etak Product, in which case Etak may provide the Ported Code


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                                      Etak, Inc.
                            Value Added Reseller Agreement

to any third party in accordance with Etak's standard distribution practices.

USER agrees not to use Source for any purpose except as specifically permitted above in this Section 2. By way of example, and not by way of limitation, USER shall not reverse engineer, analyze, or modify Source (except for modifications that are necessary to create operational Ported
Code), nor shall USER rent, disclose, publish, sell, assign, lease, sublicense, market, or transfer Source to any third party. USER shall not ship, load or use Source outside the United States. Etak shall provide to USER source code only for Etak Software as specified in Attachment A, and not for any other Etak software.

3. PROTECTION OF SOURCE. USER acknowledges that Source is the unpublished, copyrighted work of Etak, contains valuable trade secrets, and Etak reserves all rights in the Source not expressly granted to USER by this Addendum. USER shall not publish or permit others to publish Source. No title to or ownership of Source is hereby transferred to USER. USER's rights shall at all times be subject to the use, non-disclosure and other restrictions contained in this Addendum

USER agrees that Source shall not be duplicated, copied, manufactured or reproduced in any manner, except for a single archival backup copy. USER agrees to mark the original and the archival copy with a human-readable legend stating (i) "CONFIDENTIAL TO AND PROPERTY OF ETAK, INC."; (ii)
"SUBJECT TO USE RESTRICTIONS IN ETAK, INC. LICENSE AGREEMENT"; and (iii) "COPYRIGHT ETAK, INC. 1984-1997." USER shall not remove or alter such marking.

Source, including all aspects thereof, together with all materials and knowledge related thereto (the "Confidential Items"), are obtained by USER, and its employees, agents and representatives, in confidence and in trust and except as expressly permitted by this Addendum, shall not be used, duplicated or disclosed by any of them in any form for the use or benefit of any person or entity, nor reproduced, transcribed, imitated or simulated in whole or in part. USER shall take all reasonable steps to ensure that the Confidential Items are not disclosed or duplicated in contravention of this Addendum, to maintain the confidentiality of Confidential Items and to protect Confidential Items from misappropriation or misuse, unauthorized duplication or distribution, including without limitation the exercise by USER of at least the same degree of care USER employs in protecting its own most valuable confidential information. USER shall notify Etak promptly if USER learns of any misappropriation of the Confidential Items or use of the Confidential Items by anyone in any manner not expressly authorized by this Addendum, and shall fully


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                                      Etak, Inc.
                            Value Added Reseller Agreement

cooperate with any efforts by Etak to prevent any misappropriation or misuse of Confidential Items.

USER agrees that money damages are inadequate to protect Etak's rights under this Addendum and that Etak shall be entitled to specific performance to protect its rights hereunder, in addition to any other remedies to which it may be entitled.

    4.   DISCLAIMER OF WARRANTIES, LIABILITY.

4.1 SOURCE IS PROVIDED "AS IS" AND "WITH ALL FAULTS." ETAK MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WITH REGARD TO THE SOURCE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE. ETAK MAKES NO REPRESENTATION OR WARRANTY THAT USER CAN SUCCESSFULLY USE SOURCE. NO WARRANTY, INSTALLATION, TRAINING OR SIMILAR SERVICES WILL BE PROVIDED BY ETAK FOR SOURCE. THE ENTIRE RISK OF PERFORMANCE AND USE OF SOURCE IS ASSUMED BY USER, WITH USER'S EXPRESS UNDERSTANDING THAT USE OF SOURCE COULD ADVERSELY AFFECT THE FUNCTIONING OF SOFTWARE OR CORRUPT DATA.
NO ORAL OR WRITTEN ADVICE OR INFORMATION PROVIDED BY ETAK OR ANY OF ITS AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY AND USER IS NOT ENTITLED TO RELY ON ANY SUCH ADVICE OR INFORMATION. IF USER REQUESTS, ETAK WILL PROVIDE REASONABLE CONSULTING SERVICES REGARDING THE SOURCE AT ETAK'S THEN STANDARD TIME AND MATERIALS RATES.

4.2 IN NO EVENT SHALL ETAK BE LIABLE FOR ANY CLAIM OR LOSS INCURRED BY USER (INCLUDING WITHOUT LIMITATION COMPENSATORY, INCIDENTAL INDIRECT, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, LOST PROFITS, LOST SALES OR BUSINESS, EXPENDITURES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH ANY BUSINESS, LOSS OF ANY GOODWILL, OR DAMAGES RESULTING FROM LOST DATA OR INABILITY TO USE DATA) IRRESPECTIVE OF WHETHER ETAK HAS BEEN INFORMED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, AND OTHER TORTS. USER FURTHER AGREES THAT ETAK SHALL NOT BE LIABLE IN ANY EVENT FOR ANY DAMAGES INCURRED BY USER OR BY ANY OTHER PERSON, ORGANIZATION OR ENTITY AS A RESULT OF USER'S MISUSE OF SOURCE. NOR SHALL ETAK BE LIABLE FOR ANY CLAIM OR DEMAND AGAINST USER BY ANY OTHER PERSON, ORGANIZATION OR ENTITY. ETAK SHALL NOT BE LIABLE TO USER BECAUSE OF ANY EXPIRATION, TERMINATION OR FAILURE TO RENEW OR EXTEND THIS ADDENDUM, OR FOR FAILURE TO TIMELY DELIVER SOURCE. IF ETAK'S WARRANTY DISCLAIMER OR LIMITATION OF LIABILITY SET FORTH IN THIS ADDENDUM SHALL FOR ANY REASON WHATSOEVER BE HELD UNENFORCEABLE OR INAPPLICABLE, USER AGREES THAT ETAK'S LIABILITY SHALL NOT EXCEED THE FEE PAID BY USER TO ETAK IN ACCORDANCE WITH SECTION 1 OF THIS ADDENDUM.


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                                      Etak, Inc.
                            Value Added Reseller Agreement

4.3 USER shall protect, defend, indemnify and hold Etak harmless from any and all claims, demands, liabilities, obligations, deficiencies, losses, damages, actions, suits, proceedings, assessments, judgments or settlements (including all reasonable costs and expenses related thereto such as attorneys' fees), that arise from or are connected with the USER's use of possession of Source or Ported Code, or, arise from or are connected with any breach by USER of any provision of this Addendum.

5. TERMINATION. This Addendum shall continue in full force and effect for the term of the USER Agreement and shall terminate immediately upon termination of the USER Agreement for any reason. In addition, either party may terminate this Addendum if the other party fails, neglects or refuses to comply with the terms of this Addendum.

6.  MISCELLANEOUS.

6.1 USER's receipt of any Source shall be deemed conclusive evidence of USER's agreement that such materials are governed by this Addendum. USER acknowledges that Etak has made no commitment and has no obligation to release Source for any future upgrades, enhancements or releases of Software, or for any other software.

6.2 The terms and conditions of Article 11, "Miscellaneous" of the USER Agreement are incorporated herein by reference. In the event of any conflict, the terms and conditions of this Addendum shall govern the use of Source and the parties' rights and obligations related thereto.

6.3 Except as expressly modified by this Addendum, the USER Agreement remains in full force and effect in accordance with its terms. USER cannot use Source in any manner to violate the terms and conditions of the USER Agreement.

6.4 All of USER's obligations under this Addendum shall survive the termination of this Addendum or the USER Agreement.

Teletrac, Inc.                            Etak, Inc.
a Delaware corporation                    a California corporation
2323 Grand, Suite 1100                    1430 O'Brien Drive
Kansas City, Missouri 64108-2670          Menlo Park, California 94025
(816) 474-0055                            (415) 328-3825

By:_____________________________          By:__________________________

Name:___________________________          Name:________________________


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                            Value Added Reseller Agreement




Title:__________________________          Title:_______________________

Date:___________________________          Date:________________________












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                                      Etak, Inc.
                            Value Added Reseller Agreement

                              ATTACHMENT A TO EXHIBIT E

I.  Description of Etak Software Source

         ****

II. Single Target Platform or Specified Single Operating System

         ****

III.     Designated Employees Who Will Access Source

         Name:__________________  Title:_____________________


         Name:__________________  Title:_____________________


         Name:__________________  Title:_____________________





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